Related Parties	12 Months Ended
Dec. 31, 2024
Related Party Transactions [Abstract]
Related Parties

Note 9 – Related Parties

1.	As of December 31, 2024, and 2023, the Company had an accrual in the amount of approximately $0.5 million and $0.6 million, respectively, pursuant to an employment agreements with its officers and directors’ fee.

2.	As of December 31, 2024, the Company had a receivable balance of $25 thousand, pursuant to a service agreement with OnKai and a long term loan balance of $257 thousand (see note 7).

3.	During 2024, 2023 and 2022, the Company recorded salary expenses, stock-based compensation expenses and directors’ fees to its related parties in the amount of $3.1 million, $2.8 million and $2.8 million respectively.

4.	During 2024, the Company recorded reimbursement of expenses pursuant to the service agreement with OnKai. And as well recorded research and development expenses in connection with the service agreement with Onkai (see note 7)